Petrolia Energy Corporation 8-K

Exhibit 99.1

Company Overview | March 2018

Page 2 Forward Looking Statements / Resource Disclosure Forward - Looking Statements This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . The use of words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “should”, “likely” or similar expressions, indicates a forward - looking statement . These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management . The actual results could differ materially from a conclusion, forecast or projection in the forward - looking information . The identification in this presentation of factors that may affect the company’s future performance and the accuracy of forward - looking statements is meant to be illustrative and by no means exhaustive . All forward - looking statements should be evaluated with the understanding of their inherent uncertainty . Factors that could cause the company’s actual results to differ materially from those expressed or implied by forward - looking statements include, but are not limited to : the success of the company’s exploration and development efforts ; the price of oil, gas and other produced gasses and liquids ; the worldwide economic situation ; changes in interest rates or inflation ; the ability of the company to transport gas, oil and other products ; the ability of the company to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital ; the company’s capital costs, which may be affected by delays or cost overruns ; cost of production ; environmental and other regulations, as the same presently exist or may later be amended ; the company’s ability to identify, finance and integrate any future acquisitions ; and the volatility of the company’s stock price . See “Risk Factors” in the company’s 2016 Annual Report on Form 10 - K, Quarterly Reports on 10 - Q and other public filings and press releases . The company undertakes no obligation to update these statements after the date of this presentation, except as required by law . Cautionary Note Regarding Reserve & Resource Disclosure The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions of such terms . Reserve estimates that are intended to meet SEC guidelines are included in our periodic reports filed with the SEC . In this presentation, we sometimes also refer to broader, less precise terms when characterizing reserve estimates, such as “resource potential” and “estimated ultimate recovery”, or “EUR”, which the SEC does not permit to be disclosed in SEC filings and are not intended to conform to SEC filing requirements . These estimates are by their nature more speculative than those disclosed in our SEC filings and thus are subject to substantially greater uncertainty of being realized . They are based on internal estimates, are not reviewed or reported upon by any independent third party and are subject to ongoing review . Actual quantities recovered will likely differ substantially from these estimates . Factors affecting ultimate recovery of reserves include the scope of our actual drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices (including prevailing oil and gas prices), availability of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual recoveries of oil and natural gas in place, length of horizontal laterals, actual drilling results, including geological and mechanical factors affecting recovery rates, and other factors . These estimates may change significantly as the development of properties provides additional data . Investors are urged to consider closely the oil and gas disclosures in the company’s 2016 Annual Report on Form 10 - K .

Page 3 Forward Looking Statements / Resource Disclosure (continued) Informational Purposes The Information contained herein has been prepared for informational purposes only and should not be construed as an offer to sell or the solicitation of an offer to buy any security . Such information includes forward - looking statements, estimates and projections, which are inherently uncertain, being based on assumptions and subjective judgments which may not prove to be accurate . No Liability Recipients are urged to consult with their own independent financial advisors with respect to any investment . All information contained herein should be independently verified . Neither Petrolia Energy, Inc . nor any of its officers, directors, members, employees or consultants, accept any liability whatsoever for any direct or consequential loss arising from any use of information contained in this presentation . Investing in securities can be speculative and can carry a high degree of risk . IRS Circular 230 Disclosure Petrolia Energy Corp . and its affiliates do not provide tax advice . Accordingly, any discussion of U . S . tax matters included herein (including any attachments) is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone not affiliated with Petrolia Energy Corp . of any of the matters addressed herein or for the purpose of avoiding U . S . tax - related penalties .

Page 4 Company Overview Petrolia Energy Corporation (OTCQB:BBLS), ( “ Petrolia ” , “ BBLS ” or the “ Company ” ) is an Oil & Gas exploration, production and service company with producing and prospective onshore assets. The Company has assets in the United States and Indonesia. ▪ United States properties ˗ The Company ’ s current production stream consists predominantly of light, sweet crude oil out of Texas, New Mexico, and Oklahoma. ▪ Indonesian properties (1) ˗ Petrolia recently completed an acquisition of 6 projects in Indonesia with approx. 1 million acres of leased land. ▪ Early stage production ˗ BBLS is producing ~20 bopd (2) . ˗ Drilling program anticipated to commence in H1 - 2018. ▪ Long - Term Strategy ˗ Focused on achieving per share growth in cash flow, production and reserves from its current asset base, while building an attractive portfolio of drilling and exploration opportunities. ˗ Offers exposure to high potential exploration projects underpinned by lower risk current production and cash flow. Corporate Profile Headquarters Houston, Texas Stock Symbol OTCQB:BBLS Market Cap. (3) $72.7 Million Shares Outstanding (3) 220.5 Million Share Price (4) $0.33 52 Week Range (4) $0.05 - $0.47 Trading Volume (5) 12,237 Insider Ownership (3) 43% (1) Petrolia closed the acquisition of Bow Energy Ltd . (TSXV : ONG) in February 2018 . (2) BBLS is producing ~ 20 bopd as of February 2018 . (3) Market capitalization, shares outstanding and insider ownership are calculated on a post - merger basis as of 2 / 27 / 2018 . (4) As of closing on 2 / 27 / 2018 . (5) Trading volume is calculated as of 1 month trailing average as of 2 / 27 / 2018 .

Page 5 Management Team Petrolia is led by a team of seasoned executives who have decades of operational, in - field experience. Zel C . Khan | Chief Executive Officer & Director ▪ Former CEO of privately - held, Jovian Petroleum Corp . , an oil & gas remediation company with onshore and offshore operations, both domestic (CA/TX/LA) and international (CAD/IDN) . Portions of these assets were merged into BBLS . ▪ Former COO of Pyramid Petroleum Corp . , (an offshore operator in the Gulf of Mexico, where he managed offshore facilities, including a deep water offshore platform jointly owned by Chevron Corp . (NYSE : CVX) and Apache Corp . (NYSE : APA) . Under Mr . Khan ’ s management, his team successfully increased production by 30 % and reduced operating costs by 50% . ▪ Former California Operations Manager for Saba Petroleum (NYSE MKT : SABA), an oil & gas company with over 9 , 500 bopd and a peak market cap . of $ 700 M (1) . ▪ Mr . Khan holds a B . S . in Economics and an M . B . A . from Chapman University in California . James E . Burns | President & Director ▪ Former President of BLU LNG, the US LNG division of ENN Energy Holdings, Ltd . (HK : 2688 ), a Chinese energy provider, with a market cap . of $ 65 . 2 Billion (2) . ▪ Former President of Fortress Energy Partners, a division of Fortress Investment Group, LLC, the global asset management firm . Mr . Burns was responsible for developing and analyzing LNG investment opportunities . ▪ Former General Manager of Clean Energy & Innovation at Royal Dutch Shell (NYSE : RDS . A), where he developed Shell's small scale LNG business and held direct responsibility over the Western Hemisphere with $ 2 Billion in allocated CAPEX . ▪ B . S . in Business Administration from California State University and an Executive M . B . A . from the University of Houston . (1) Peak market capitalization of Saba Petroleum (NYSE MKT:SABA) was in 1998. (2) Market capitalization of ENN Energy Holdings, Ltd. (HK:2688) is as of February 27, 2018.

Page 6 Brief History of Company / Recent News Events BBLS was launched in March 2015 (official name change from Rockdale Resources in September 2016) . The current management team of BBLS has spent the last two years strategically acquiring new assets, and successfully raising capital. Recent News Events (2016 – 2017) Date Event Notes October 2016 Acquisition ▪ Acquired 100% net working interest in the Slick Unit Dutcher Sands field, in Creek County, OK. February 2017 Acquisition ▪ Acquired additional 100% net working interest in Twin Lakes San Andres field in Chavez County, NM. July 2017 Funding ▪ Successfully completed a private placement financing / debt conversion of approximately $4M February 2018 Acquisition ▪ Completed acquisition of Bow Energy Ltd. (TSXV:ONG); 6 properties Sumatra, Indonesia (948,029 net acres) - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 2012 2013 2014 2015 2016 Q1-2017 Q1-2018 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 H1-2015 H2-2015 H1-2016 H2-2016 H1-2017 H2-2017 H1-2018 Net Acreage Net Reserves BBLS P1 Reserve (BBls) | 2012 - Present BBLS Net Acreage | H1 2015 - Present TBD Post Acquisition Post Acquisition # of Net Acreage will be >950,000 . New Team New Team

Page 7 Areas of Operations BBLS has 3 properties in the United States. ▪ New Mexico - Twin Lakes Unit (Permian) ▪ Oklahoma - Slick Unit Dutcher Sands ▪ Texas - Noack Field BBLS recently acquired 6 properties in Indonesia (Sumatra). ▪ South Block A ▪ Bohorok ▪ Bohorok Deep ▪ Mahato ▪ Palmerah Baru ▪ MNK Palmerah BBLS has assets in the United States, and newly acquired projects in Indonesia.

Reserve & Resource Profile

The current PV-10 Value for BBLS US assets is $22.3M[1]

- Petrolia is currently working on an integrated SEC Reserve report that will incorporate its acquired assets in Indonesia (from Bow Energy)[2].

U.S. Assets		
SEC Reserve Report[1] - December 2016		
Reserve Type	Total Boe *(MMBoe)*	PV-10 Value *($MM)*
PDP	0.6	$5.9
PDNP	0.7	$5.4
PUD	2.6	$10.9
Total Proved	3.8	$22.3

(1) Prepared by MKM Engineering

Indonesian Assets[2]			
Indonesian Field	Net Acreage	*% of Total Net Acreage*	Preliminary Unrisked Resources Mean *(MMBoe)*[3][4]
South Block A	46,273	5%	91.8
Palmerah Baru	98,977	10%	Work in progress
Mahato	167,115	18%	Work in progress
MNK Palmerah	170,398	18%	Work in progress
Bohorok	465,266	50%	Work in progress
Bohorok Deep JSA	NA	NA	Work in progress
Total Net Acreage	948,029		

(3) Prepared by McDaniel & Associates Consultants LT, final report expected Q1 2018

(4) Unrisked Prospective Resources: Estimated potentially recoverable volumes associated with a development plan that targets as yet undiscovered volumes (these are NOT SEC Reserves).

A preliminary engineering resource estimate has only been conducted for South Block A of the Indonesian assets.

- This represents **only 5%** of the Net Acreage of the newly acquired Indonesian properties.
- Management team has made it a priority to have a uniform report for all of its properties in 2018 to reflect the true value of the assets.

(2) Petrolia closed the acquisition of Bow Energy Ltd. (TSXV:ONG) in February 2018.

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Page 9 Core US Asset – Permian Basin / New Mexico Asset Profile State New Mexico Name of Property Twin Lakes Unit (TLU) Formation Permian Basin Acres 4,864 gross acres / 4,864 net acres Working Interest 100% Net Revenue Interest 78% Reserves 2,744,170 Bbl. of 1P reserves Depth 2,700 ft. in San Andres Carbonate Petrolia Acreage Twin Lakes Unit Twin Lakes Unit Twin Lakes Unit

Twin Lakes by the Numbers

Location & Geography

- Chaves County, New Mexico
- 55 miles from Roswell, NM
- 160 miles from Lubbock, TX
- 195 miles from Midland, TX
- 4860 net acres

Geology and rock properties

- 2700' MD, average depth of pay
- 25' average net pay thickness
- 8% average primary porosity
- 10 mD average permeability
- 25% original water saturation

Production and reserves

- 51 MMBO oil in place
- 5.5 MMBO produced (11% recovery)
- 20 to 30%, typical recovery of analogs
- 5 to 10 MMBO remaining possible
- 2.74 MMBO proven

Regional Geology

- Located on the Northwestern shelf of the Permian Basin
- Producing from the San Andres Formation
- San Andres and equivalent shelfal carbonate series are prolific petroleum reservoirs across the Permian Basin
- Underlain by slightly older and basin-ward Wolfcamp Formation

System	Series	Stratigraphic Unit		
PERMIAN	Ochoan		Dewey Lake	
			Rustler	
			Salado	
			Castile	
	Guadalupian	Capitan	Tansill	●
			Yates	●
			Seven Rivers	●
		Goat Seep	Queen	
			Grayburg	
			San Andres	●
	Leonardian	Clear Fork ●	Spraberry	●
			Dean	
			Wolfcamp	●
PENNSYLVANIAN			Cisco	●
			Canyon	●
			Strawn	●
			Bend	●
MISSISSIPPIAN				●
DEVONIAN				●
SILURUAN			Fusselman	●
ORDOVICIAN	Upper		Montoya	●
	Middle		Simpson	●
	Lower		Ellenburger	●
CAMBRIAN				

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Twin Lakes – Log Data

San Andres P1 and P2

- Clear Log character on neutron porosity log
- Porosity zone of 5 to 15%
- Anhydrite layer separating P1 and P2 is well defined
- Sub-zones "a" through "d" picked from core
- Gently east plunging structural nose
- •Lowest known oil never discovered
- •Oil was encountered at farthest downdip wells



Depth
Image
MD
Porosity
30005631850000 TLSAU #202
GR
20%
10%
0%
PHIN
2400
2600
Perfs
P1
Upper 103 ft
Anhydrite
P2



TLSAU #79
Sec 6-9S-29E
KB 3960.1
Chaves Co., NM
Gamma/CAL
SNP
Dep. Env.
Lithology
Formation
P1
a
b
c
d
P2
Anhydrite
P2
Porosity
P3

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Twin Lakes Production Analysis Trends in Production ▪ Conservative estimates suggest that Twin Lakes has recovered only 50% of the recoverable oil compared with comparable fields o The field has produced 5.5 MMBO to date or 11% recovery of OOIP, whereas analog fields typically have a recovery of 20% from a properly administered water flood or even up to 30% using the most current technology and techniques. o The most recent reserve report places proven reserves at 2.74 MMBO utilizing only low - risk field development such as downspaced drilling, completing behind pipe zones and optimizing injection. o If more current technology is applied, such as horizontal drilling and modern fracs , an additional 2.1 to 7.1 MMBO could be realized based on established recovery factors . Page 12

Page 13 US Asset – Cherokee Platform / Oklahoma Asset Profile State Oklahoma Name of Property Slick Unit Dutcher Sands (SUDS) Formation Cherokee Platform Acres 2,604 gross acres / 2,604 net acres Working Interest 100% Net Revenue Interest 78% Reserves 909,170 Bbl. of 1P reserves Depth 2,800 ft. in Slick Unit Dutcher Sands Petrolia Acreage Slick Unit Dutcher Sands Slick Unit Dutcher Sands Slick Unit Dutcher Sands

Page 14 US Asset – Navarro Group / Texas Asset Profile State Texas Name of Property Noack Field Formation Navarro Group Acres 623 gross acres / 623 net acres Working Interest 100% Net Revenue Interest 83% Reserves 194,650 Bbl. of 1P reserves Depth 1,700 ft. n Minerva - Rockdale Form Petrolia Acreage Noack Field Noack Field Noack Field

Near-Term Capex

BBLS has prioritized[1] how it intends to deploy capital to develop its asset base over the near-term (2018).

BBLS intends to invest ~$10M[2][3] into production of its assets in the United States in 2018

Capital[2]	Property	Notes
$10.0M	**United States**	
$0.1M	Slick Unit Dutcher Sands – Oklahoma	11 Work-overs of existing wells
$0.1M	Noack Field – Texas	9 Work-overs of existing wells
$0.5M	Twin Lakes Unit - New Mexico	21 Work-overs of existing wells
$3.1M	Slick Unit Dutcher Sands – Oklahoma	10 New Vertical wells
$6.2M	Twin Lakes Unit - New Mexico	3 New Horizontal wells

Capital[2]	Property	Notes
TBD	**Indonesia**	*The management team of BBLS is in early-stage discussions with local operating and financial partners to determine how best to commercialize the newly acquired Indonesian portfolio.*

(1) The current order of priority for the deployment of assets is based upon local spot oil prices, operating expenses, and other considerations, which are subject to change.
(2) The costs associated with each project are meant to be approximate estimates, which are subject to change, based on availability of third-party service providers, and market conditions.
(3) The ability of BBLS to invest capital to its projects are subject to the Company's ability to raise capital from new investors.

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Indonesia Assets Overview

Bow Energy Ltd.

In February 2018, BBLS acquired the Bow Energy (TSXV:ONG) in an all stock transaction.

BBLS now owns 5 Production Sharing Contracts (PSCs) and 1 Joint Study Agreement – and a land package totaling <u>948,029 net acres</u> in onshore Sumatra, Indonesia.

Indonesia Resource Profile:

- Large producer(1)
  - 22nd largest producing country – ~956 thousand bpd
  - Indonesian oil reserves are estimated to be 8 Billion bbl.
  - Country has 101 Trillions of Cubic Feet (TCF) of proven conventional natural gas reserves
- Friendly government
  - Regained OPEC membership in 2017
  - Pro-E&P policies & well-established oil & gas industry
  - Govt of Indonesia is expediting exploration to offset decreasing reserves.

The Island of Sumatra is Epicenter of the Indonesian Oil Industry.

- Sumatra basin one of the most prolific in SE Asia.
  - The discovery of commercial quantities of crude oil in Sumatra just over 100 years ago led directly to the formation of Royal-Dutch Petroleum.


INDONESIA
AUSTRALIA
Sumatra
Java

(1) U.S. Energy Information Administration: Total Petroleum and Other Liquids Production (2016) - Ranking Country / Thousand Barrels Per Day

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Page 17 2018 Focus BBLS has clear goals for the coming year Capital Markets ▪ Raise additional capital for drilling programs ▪ Raise profile amongst U.S. investors ▪ Plan for an uplist (1) onto the NYSE American or the NASDAQ Operations ▪ Exploit current assets to maximize potential (workovers, etc.) ▪ Top quartile Drilling & Completions on new wells ▪ Lead global staff to manage talents cross border (1) Subject to meeting application criteria for listing on a U.S. National Exchanges.

Capitalization / Ownership Table

Insiders own a significant portion of the equity of the Company.

- ***43% of the Company's Common Stock*** is held by the management team / directors.

Ownership Table[1] *(as of February 28, 2018)*

Holder	# of Shares	% Of Common Stock Outstanding	Fully Diluted Shares (#)	Fully Diluted Shares (%)
Zel Khan (CEO / Director)[2]	42,967,053	19.4%	54,251,411	20.9%
DC Foundation	30,785,500	13.9%	30,785,500	11.8%
Quinten Beasley (Director)[3]	7,706,172	3.5%	7,706,172	3.0%
Joel Oppeheim (Director)	5,681,689	2.6%	9,031,381	3.5%
James Burns (President / Director)	3,054,566	1.4%	4,058,377	1.6%
Leo Womack (Chairman / Director)[4]	2,550,000	1.1%	6,520,000	2.5%
Sarshar Ahmad (VP)	1,132,750	0.5%	1,632,750	0.6%
Lee Lytton III (Director)	653,400	0.3%	2,765,372	1.1%
Saleem Nizani (Director)	100,000	0.0%	650,000	0.3%
Total Insiders	94,631,130	42.6%	116,750,963	44.9%
Public Float	127,390,014	57.4%	143,066,078	55.1%
TOTAL	**222,021,144**	100.0%	259,817,041	100.0%

Capitalization Table[1] *(as of February 28, 2018)*

Security	Common Stock Equivalent Held
Common Stock	222,021,144
Warrants	33,618,031
Stock Options	2,770,000
Convertible Preferred Stock	1,407,866
Fully Diluted Shares Outstanding	**259,817,041**

(1) Ownership and capitalization table are on a post-merger basis between Petrolia Energy Corporation (OTCQB:BBLS) and Bow Energy Ltd. (TSXV:ONG). The acquisition was closed in February 2018.
(2) Zel Khan ownership includes Jovian Petroleum Corp shares.
(3) Quinten Beasley ownership includes Critical Communication LLC shares.
(4) Leo Womack ownership includes Leo Womack Family Trust shares.

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Please Contact: Petrolia Energy Corporation 710 N. Post Oak Road, Suite 512 Houston, TX 77024 | United States Office: (832) 941 - 0011 info@petroliaenergy.com www.petroliaenergy.com